Supplement  to:

CALVERT  SOCIALLY  RESPONSIBLE  FUNDS  PROSPECTUS
And  CLASS  I  (INSTITUTIONAL)  SHARES  PROSPECTUS
CSIF  Enhanced  Equity  Portfolio

Prospectus  dated  January  31,  2001
Date  of  Supplement:  April  24,  2001

       The Portfolio's subadvisor, State Street Global Advisors (SSgA), currently a division of State Street Bank and Trust Company, is restructuring as a separate corporate subsidiary. The name of the new subsidiary will be SSgA Funds Management, Inc. (Funds Management), and is expected to be operational on or about May 1, 2001. Like SSgA, Funds Management will be controlled by State Street Corporation, the parent company. The same people will continue to manage the Portfolio. Please note this change on pages 9 and 55 of the prospectus (pages 4 and 22 of the Class I (Institutional) prospectus).